EXHIBIT A

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                              Funds                                           Effective Date
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
FIRST TRUST PREFERRED SECURITIES AND INCOME ETF                              FEBRUARY 1, 2013
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FIRST TRUST MANAGED MUNICIPAL ETF                                              APRIL 3, 2014
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FIRST TRUST LONG/SHORT EQUITY ETF                                             AUGUST 26, 2014
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FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF                         OCTOBER 20, 2014
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FIRST TRUST RIVERFRONT DYNAMIC EUROPE ETF                                    FEBRUARY 2, 2016
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FIRST TRUST RIVERFRONT DYNAMIC ASIA PACIFIC ETF                              FEBRUARY 2, 2016
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FIRST TRUST RIVERFRONT DYNAMIC EMERGING MARKETS ETF                          FEBRUARY 2, 2016
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FIRST TRUST RIVERFRONT DYNAMIC DEVELOPED INTERNATIONAL ETF                   FEBRUARY 2, 2016
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FIRST TRUST HORIZON MANAGED VOLATILITY DOMESTIC ETF                           AUGUST 22, 2016
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FIRST TRUST HORIZON MANAGED VOLATILITY DEVELOPED INTERNATIONAL ETF            AUGUST 22, 2016
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FIRST TRUST CALIFORNIA MUNICIPAL HIGH INCOME ETF                               JUNE 16, 2017
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FIRST TRUST INSTITUTIONAL PREFERRED SECURITIES AND INCOME ETF                 AUGUST 14, 2017
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FIRST TRUST MUNICIPAL HIGH INCOME ETF                                        OCTOBER 26, 2017
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